

Earnings Conference Call

Executing Our Strategy

3rd Quarter 2013
November 5, 2013

IDACORP

Leadership Presenting Today



LaMont Keen
IDACORP President
& Chief Executive Officer



Darrel Anderson
Idaho Power Company
President
& Chief Financial Officer



Steve Keen
Idaho Power Company
Senior Vice President, Finance
& Treasurer

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads or render Idaho Power's generation facilities obsolete; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies relating to the environment; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on favorable or reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements for system infrastructure; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of future benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) failure to comply with state and federal laws, policies, and regulations, and the ability to obtain and comply with governmental permits, licenses, and rights-of-way for major projects; (t) the failure of information systems or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies' from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (u) adoption of or changes in accounting policies, principles, or estimates; and (v) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, or the failure to successfully implement technology solutions. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A – "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Strong Earnings Performance

IDACORP

Net Income and Earnings Per Share
(In thousands except for per share amounts)

	Three Months Ended September 30		Nine Months Ended September 30	
	2013	2012	2013	2012
Net Income	$ 71,750	$ 92,069	$ 150,796	$ 152,299
Weighted average outstanding shares – diluted	50,153	50,080	50,109	49,990
Earnings per share	$ 1.43	$ 1.84	$ 3.01	$ 3.05

3Q-2012 to 3Q-2013

Net Income IDACORP, Inc.
(Millions)

Net Income – September 30, 2012		$ 92.1
Changes in power supply costs and power cost adjustment (PCA) mechanisms	(2.6)	
Change in sales volumes attributable to usage per customer, net of associated power supply costs and PCA mechanism impacts	(0.8)	
Increases in sales volumes attributable to customer growth, net of associated power supply costs and PCA mechanism impacts	2.9	
Other decreases in operating revenues and expenses	(1.1)	
Reduction in revenue sharing costs	8.7	
Increase in Idaho Power operating income	7.1	
Change in allowance for funds used during construction (AFUDC)	0.1	
Changes in other non-operating income and expenses	0.6	
Tax method changes	(12.4)	
Change in regulatory flow-through tax adjustments	(11.6)	
Increase in income tax at statutory rates	(3.1)	
Total decrease in Idaho Power net income		(19.3)
Other changes (net of tax)		(1.0)
Net Income – September 30, 2013		**$ 71.8**

Operating Income Growth



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Millions
$71.4
$155.8
$109.3
$205.6
$115.6
$254.4
2011
2012
2013
3 Months Ending September 30
9 Months Ending September 30

Key Financial & Operating Metrics and 2013 Earnings Guidance

(In millions except per share amounts)

	2013 Estimates	
	Current[1]	Previous[2]
Idaho Power Operations & Maintenance Expense	No Change	$ 335 – $ 345
Idaho Power Additional Amortization of ADITC	No Change	$0
Idaho Power Capital Expenditures excluding AFUDC	No Change	$ 230 – $ 240
Idaho Power Hydroelectric Generation (MWh's) [3]	No Change	5.5 – 6.0
2013 IDACORP Earnings Guidance Per Share [4]	$ 3.45 – $ 3.55	$ 3.40 – $ 3.55

(1) As of November 5, 2013.

(2) As of August 1, 2013, the date of filing of IDACORP's and Idaho Power's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

(3) Based on reservoir storage levels and forecasted weather conditions as of November 5, 2013.

(4) The 2013 guidance incorporates all of the key financial and operating assumptions listed above.

Operating Cash Flows

(Millions)

IDACORP	Nine Months Ended September 30 2013		Nine Months Ended September 30 2012	
Net Cash Provided by Operating Activities	$	247.6	$	181.5

Liquidity

	As of September 30, 2013 IDACORP[1]		As of September 30, 2013 Idaho Power	
Revolving Credit Facility – Expires October 2018	$	125.0	$	300.0
Commercial Paper Outstanding		(53.0)		–
Identified for Other Use[2]		–		(24.2)
Total	$	72.0	$	275.8

[1] Holding company only.

[2] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Idaho Economic Brief

Idaho Power Customer Growth
– Twelve Months Ended September 30



7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2,875
2,374
3,062
5,541
6,716
2009
2010
2011
2012
2013

Idaho named the 9th best state for expected job growth in the nation

Forbes
Sept. 25, 2013

Idaho tax climate named 18th friendliest for business

IDAHO BUSINESS REVIEW
October 2013

Boise ranked No. 11th in livability.com's list of 100 best places to live

The Idaho Statesman
IdahoStatesman.com • Always Idaho
October 2013

Clif Bar looks to expand to Twin Falls, Idaho and employ 250 people

MAGICVALLEY.COM
October 2013

Elements of Growth

Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement Jan. 2012 for project permitting costs
  - Idaho Power - 21%
  - BPA - 24%
  - PacifiCorp – 55%
- 300 mile, 500-kV transmission line
- In-service date in 2020 or beyond
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east
- Total project cost estimated as of Nov. 5, 2013 between approximately $890 million and $940 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $15 million, including AFUDC
- Draft Environmental Impact Statement (EIS) expected in 2014
- Identified as a "BPA Top Priority" for 2013 and beyond



WASHINGTON
BENTON COUNTY
WALLA WALLA COUNTY
ASOTIN COUNTY
LONGHORN SUBSTATION
GRASSLAND SUBSTATION
HORN BUTTE SUBSTATION
UMATILLA COUNTY
PENDLETON
MORROW COUNTY
WALLOWA COUNTY
UNION COUNTY
BAKER COUNTY
GRANT COUNTY
WHEELER COUNTY
OREGON
ADAMS COUNTY
IDAHO
WASHINGTON COUNTY
PAYETTE COUNTY
GEM COUNTY
CANYON COUNTY
HEMINGWAY SUBSTATION
MALHEUR COUNTY
OWYHEE COUNTY
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM

Elements of Growth

IDACORP Common Stock Dividend

"Based on IDACORP's current estimates for earnings and cash flow, assuming the company meets those estimates and depending on other factors influencing dividend decisions, IDACORP's management anticipates recommending to the IDACORP Board of Directors additional annual increases to the quarterly common stock dividend of greater than five percent, with the next recommended increase by September 2014."

J. LaMont Keen,
IDACORP President and Chief Executive Officer
September 19, 2013



43% increase in quarterly dividend rate
$0.30
Q4 2011
$0.33
Q1 2012
$0.38
Q4 2012
$0.43 (1)
Q4 2013
Quarterly Dividend Per Share
$1.20
Q4 2011
$1.32
Q1 2012
$1.52
Q4 2012
$1.72
Q4 2013
Annualized Dividend Per Share

(1) As announced Sept. 19, 2013, see IDACORP's Annual Report on Form 10-K for factors that may affect dividends.

Questions?

Contact Information

Investors & Analysts

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Media

Stephanie McCurdy
Corporate Communications
(208) 388-6973
SMcCurdy@idahopower.com